First Amendment to Lease Agreement

This First Amendment to Lease Agreement (this “First Amendment”) is executed to be effective as of the 31st day of August, 2018 (the “First Amendment Effective Date”) by and between FLDR/TLC Overton Centre, L.P., a Texas limited partnership (“Landlord”), and Elevate Credit Service, LLC, a Delaware limited liability company (“Tenant”).
Recitals

A.Landlord and Tenant entered into that certain Lease Agreement dated July 13, 2016 (the “Lease”) for certain premises consisting of approximately 62,752 square feet of Rentable Space (the “Premises”) designated as Suite Nos. 200, 300, 700, and 820/850 within the building located at 4150 International Plaza, City of Fort Worth, Tarrant County, Texas and known as Overton Centre I (“Tower I”).
B.Landlord and Tenant desire to amend the Lease upon the conditions hereinafter set forth.
Agreement

NOW THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.Definitions. All terms appearing herein having their first letter capitalized and not otherwise defined shall have the respective meanings set forth in the Lease.

2.Short Term Expansion of Premises. The Lease is hereby amended to provide that commencing September 1, 2018, the Premises are expanded by the approximately 21,068 square feet of Rentable Space designated as Suite 400 on the fourth floor of Tower I (“Suite 400”), as depicted on the floor plan attached as Exhibit “A” to this First Amendment. The Term for Suite 400 shall commence on September 1, 2018 and continue for sixty (60) days thereafter to expire October 31, 2018 (“Short Term Expansion Period”). Throughout the Short Term Expansion Period, all references in the Lease to the “Premises” shall include Suite 400. Tenant accepts Suite 400 for the Short Term Expansion Period in an “AS IS” condition with Landlord making no representation as to the physical condition of Suite 400 or the suitability for Tenant’s intended use, and with Landlord having no responsibility to perform any tenant improvements to Suite 400 or to provide any tenant improvement allowance for Suite 400 for the Short Term Expansion Period. As Base Rental for the lease and use of Suite 400 for the Short Term Expansion Period, Tenant shall pay Landlord or Landlord’s assigns, Base Rental in the amounts set forth below, payable in advance as set forth in Section 6 of the Lease, and Electrical Expenses for Suite 400 in accordance with Section 5 of the Lease:

Months	Amount Per Rentable Square Foot Per Annum	Annual Base Rental	Monthly Base Rental
9/1/18 - 10/31/18	[****]	[****]	[****]

3.Relocation to Tower III. Throughout the Short Term Expansion Period, Landlord and Tenant shall use good faith efforts to negotiate Tenant’s relocation to Tower III upon mutually acceptable terms and conditions in accordance with the most recent draft of the Letter Of Intent between the parties as submitted by Landlord to Tenant dated July 11, 2018. If the parties have executed a new written agreement, or a written agreement or amendment modifying or supplementing the Lease by October 31, 2018 (the “Tower III Deadline”), to relocate Tenant to Tower III (the “Tower III Lease”), then Suite 400 shall become a part of the Premises on the terms and conditions set forth in this First Amendment. If the parties have not executed the Tower III Lease by the Tower III Deadline, and Landlord and Tenant are working in good faith towards mutually acceptable terms and conditions regarding the Tower III Lease, then beginning November 1, 2018, the Short Term Expansion Period shall extend for successive one-month periods and the Base Rent for Suite 400 shall increase to [****]% of the scheduled Base Rent in this First Amendment until

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(i) such written agreement or amendment document for Tower III is completed, at which time Suite 400 shall become a part of the Premises on the terms and conditions set forth in this First Amendment and the Base Rent shall revert to the Base Rent scheduled in this First Amendment; or (ii) Landlord or Tenant notifies the other in writing that the notifying party does not wish to continue negotiating the Tower III Lease at least fifteen (15) days prior to the expiration of the then-current Short Term Expansion Period. If either Landlord or Tenant notifies the other in writing that the notifying party does not wish to continue negotiating the Tower III Lease after the Short Term Expansion Period has extended under the preceding sentence, or Landlord and Tenant are not working towards mutually acceptable terms and conditions regarding the Tower III Lease on the Tower III Deadline, then (i) Tenant shall vacate and turn over possession of Suite 400 to Landlord in broom clean condition, with all of Tenant’s furniture, fixtures, equipment, and other personal property removed from Suite 400, on or before the expiration of the then-current Short Term Expansion Period, and (ii) Paragraphs 4, 5, 6, 8, 10, 11, 12, and 13, and Exhibits “B” and “C” of this First Amendment shall be null and void and of no force or effect.
4.Expansion of Premises. The Lease is hereby amended to provide that commencing November 1, 2018 (the “Expansion Date”), the Premises are expanded by Suite 400 (the approximately 21,068 square feet of Rentable Space on the fourth floor of Tower I). From and after the Expansion Date, all references in the Lease to the “Premises” shall mean the approximately 83,820 square feet of Rentable Space in Tower I, comprised of Suite 300, Suite 700, Suite 820/850, Suite 200, and Suite 400.

5.Lease Term for Suite 400. The Lease Term for Suite 400 shall commence on the Expansion Date and shall continue conterminously with the Lease Term for the remainder of the Premises to expire at 11:59 p.m. Central time on September 30, 2020.

6.Base Rental for Suite 400. The Base Rental for Suite 400 shall be as follows:

Months	Amount Per Rentable Square Foot Per Annum	Annual Base Rental	Monthly Base Rental
11/1/18 - 8/30/19	[****]	[****]	[****]
9/1/19 - 9/30/20	[****]	[****]	[****]

7.Electricity. Section 5(b) of the Lease is hereby amended to provide that Landlord currently estimates the annual payment of Tenant’s Electrical Expenses for the Premises to be One and 25/100 Dollars ($1.25) per rentable square foot of the Premises.

8.Base Expense Year for Suite 400. As of the Expansion Date, all references in the Lease to a base year or Base Expense Amount for Suite 400 shall mean 2018 for all purposes under the Lease.

9.Base Expense Year for Suites 300, 700, 820/850, and 200. As set forth in the Basic Lease Information in the Lease, all references in the Lease to a base year or Base Expense Amount for Suite 200 shall remain 2018, and for Suite 820/850 shall remain 2016 for all purposes under the Lease. Pursuant to the Base Expense Amount terms of the Lease, as of September 1, 2018, all references in the Lease to a base year or Base Expense Amount for Suite 300 and Suite 700 shall mean 2018 for all purposes under the Lease.

10.Security Deposit. On or before the Expansion Date, Tenant shall pay to Landlord the amount of [****], which will increase Tenant’s total Security Deposit under the Lease to [****].

11.Tenant’s Proportionate Share. From and after the Expansion Date, Tenant’s Proportionate Share under the Lease shall be 18.713%, which is the percentage obtained by dividing (a) the 83,820 square feet of Rentable Space in the Premises by (b) the 447,917 rentable square feet in the Building.

12.Suite 400 Work. Tenant accepts Suite 400 in its “AS-IS” condition with Landlord making no representation as to the physical condition of Suite 400 or the suitability for Tenant’s intended use, subject only to the

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

“Suite 400 Work” pursuant to Exhibit “B” attached to this First Amendment. Landlord shall have no responsibility to perform any tenant improvements to Suite 400 or to provide any tenant improvement allowance for Suite 400 until the parties have executed the Tower III Lease. Upon completion of the Suite 400 Work, upon written request from Landlord, Tenant shall promptly execute and deliver to Landlord an Acceptance of Premises Memorandum in the form of Exhibit “C” attached to this First Amendment, if the Suite 400 Work has been performed as described in Exhibit “B” attached to this First Amendment.

13.Renewal Option. As of the Expansion Date, the Renewal Option set forth as Exhibit “F” attached to the Lease shall apply to the entire Premises (including Suite 400).

14.Tenant Acknowledgement. Tenant acknowledges and agrees that as of the First Amendment Effective Date, (a) Landlord has performed all of its obligations under the Lease, and (b) there are no offsets, claims or defenses to the payment of rent and the performance of the other obligations of Tenant under the Lease.

15.Representation. Tenant hereby represents that Tenant has not dealt with any outside broker other than Jim Lob of L&D Realty Partners LLC representing Tenant and Holt Lunsford Commercial, Inc., representing Landlord with regard to this First Amendment.

16.General. Except as herein amended, the Lease shall continue in full force and effect, and, as hereby amended, is hereby ratified and affirmed. Landlord and Tenant each represents and warrants that the person executing this instrument on its behalf is duly authorized to sign on behalf of the respective party. In the event of a conflict between the terms and conditions of the Lease and the terms and conditions of this First Amendment, the terms of this First Amendment shall prevail and control. If any term or provision of this First Amendment, or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this First Amendment, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. This First Amendment may be executed in multiple counterparts, all of which are identical and all of which counterparts together shall constitute one and the same instrument. To facilitate execution of this First Amendment, the parties may execute and exchange by facsimile or electronic mail counterparts of the signature pages of this First Amendment.

[Signatures on Following Page]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to be effective as of the First Amendment Effective Date.

LANDLORD:

FLDR/TLC Overton Centre, L.P.,
a Texas limited partnership

By:    FLDR/TLC Overton Genpar, LLC,
a Texas limited liability company,
its general partner

By: /s/ Tony Landrum

Name:	Tony Landrum

Title:	Managing Partner

TENANT:

Elevate Credit Service, LLC,
a Delaware limited liability company

By:    /s/ Jason Harvison
Name:     Jason Harvison
Title:     Chief Operating Officer

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit “A”
Suite 400
(to be attached)

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit “B”
Suite 400 Work
This Exhibit sets forth the respective obligations of, and the procedures to be followed by, Landlord and Tenant in the design and construction of the Suite 400 Work.
1.    The Suite 400 Work.

The “Suite 400 Work” will consist of leasehold improvements to Suite 400 or Suite 200, at Tenant’s discretion, to be constructed pursuant to plans and specifications mutually approved by Landlord and Tenant, as described in the floor plan and specifications attached to this Exhibit as Rider 1 (“Preliminary Plan”).

A.    From the Preliminary Plan, Tenant will cause its architects and/or engineers, to prepare any required engineering and architectural drawings and specifications (all such engineering and architectural drawings and specifications are referred to collectively as the “Preliminary Working Drawings”), and will submit the same to Landlord for Landlord’s written approval. Landlord will not unreasonably withhold approval of the Preliminary Working Drawings. Failure by Landlord to deliver written objections to Tenant within five (5) business days after receipt of the Preliminary Working Drawings will be deemed to be approval of same. Any disapproval by Landlord must include specific suggestions for making the same acceptable. If Landlord disapproves the Preliminary Working Drawings, Tenant will have the Preliminary Working Drawings revised to incorporate Landlord’s reasonable suggestions and objections, which suggestions and objections will be binding upon Landlord and may be relied upon by Tenant in revising the Preliminary Working Drawings; provided, however Landlord shall not be responsible for any errors or omissions made by Tenant or its architect with respect to the Preliminary Working Drawings, or any subsequent revisions thereto. The Preliminary Working Drawings which are approved in the foregoing manner will become Final Working Drawings.

B.    Prior to the commencement of construction of the Suite 400 Work, Tenant shall provide Landlord with an acceptable certificate of insurance meeting Landlord’s insurance requirements. Tenant will provide Landlord with a construction schedule for the Suite 400 Work within ten (10) business days after approval of the Final Working Drawings, and Tenant will not commence construction of the Suite 400 Work until the Final Working Drawings have been approved as set forth in Section 1.A above and Tenant has provided Landlord with an acceptable certificate of insurance.

C.    Landlord will pay all costs and fees incurred in connection with preparation of the Final Plan and Preliminary and Final Working Drawings needed to implement the Suite 400 Work and construction of the leasehold improvements as described in the Final Working Drawings up to a cost of $7.00 per square foot of Rentable Space of Suite 400 (which cost shall include a construction management fee of four percent (4%) of all hard construction costs to Landlord’s construction manager) (“Suite 400 Tenant's Allowance”). Tenant will pay all costs and fees incurred in connection with preparation of plans and working drawings or construction resulting from a change requested by Tenant and any amount in excess of $7.00 per square foot of Rentable Space of Suite 400 incurred by Landlord in connection with the design and construction of the Suite 400 Work (collectively, “Tenant's Cost”). Tenant's Cost hereunder will be deemed Additional Rent under the Lease. The allowance obligation of Landlord under this 1.C. shall be applied by Tenant towards the Suite 400 Work within one hundred eighty (180) days after the Expansion Date or be forfeited with no further obligation on the part of Landlord.
D.    Notwithstanding anything to the contrary, the Suite 400 Tenant’s Allowance shall not be used for (and Landlord shall have no obligation to use or advance any portion of the Suite 400 Tenant’s Allowance for): (i) the cost of furniture, fixtures or equipment which are not permanently attached to the Property or the Building (including, but not limited to, tenant signage, security systems, cabling and telephone/telecom/communications equipment), (ii) permit fees or power upgrades, or (iii) non-Building standard items.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

2.    Substantial Completion. Landlord will be deemed to have “substantially completed” the Suite 400 Work for the purposes thereof if Landlord has caused all of the Suite 400 Work to be completed substantially except for so called “punchlist items,” e.g., minor details of construction or decoration or mechanical adjustments which do not substantially interfere with Tenant's occupancy of Suite 400 to be made by Tenant. If there is any dispute as to whether Landlord has substantially completed the Suite 400 Work, the good faith decision of Landlord's architect will be final and binding on the parties.
3.    Construction.     Tenant and Tenant’s architect will be solely responsible for determining whether or not Tenant is a public accommodation under The Americans with Disabilities Act and Texas Architectural Barriers Act and whether or not the Final Working Drawings comply with such laws and the regulations thereunder for the Premises, and Landlord shall be solely responsible for such determinations regarding any building common areas.

4.    Liability. Landlord does not guarantee or warrant the Suite 400 Work and Landlord will have no liability therefore. In the event of such errors, omissions, or defects, Landlord will cooperate in any action Tenant desires to bring against such parties.

5.    Incorporation Into Lease: Default.

THE PARTIES AGREE THAT THE PROVISIONS OF THIS EXHIBIT ARE HEREBY INCORPORATED BY THIS REFERENCE INTO THE LEASE (AS AMENDED BY THE FIRST AMENDMENT) FULLY AS THOUGH SET FORTH THEREIN. In the event of any express inconsistencies between the Lease (as amended by the First Amendment) and this Exhibit, the latter will govern and control. Any default by Tenant hereunder will constitute a default by Tenant under the Lease (as amended by the First Amendment) and Tenant will be subject to the remedies and other provisions applicable thereto under the Lease (as amended by the First Amendment).

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Rider 1
(to be attached)

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit “C”
Acceptance of Premises Memorandum
This Acceptance of Premises Memorandum (this “Memorandum”) is entered into on this _____ day of _____________, 201__ by and between FLDR/TLC Overton Centre, L.P., a Texas limited partnership, as Landlord (“Landlord”) and Elevate Credit Service, LLC, a Delaware limited liability company, as Tenant (“Tenant”). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the First Amendment (as hereinafter defined).
Recitals

A.On __________ ___, 2018, Landlord and Tenant entered into that certain First Amendment to Lease Agreement (the “First Amendment”), which amended the Lease Agreement dated July 13, 2016 pursuant to the terms and conditions described in the First Amendment.

B.Certain leasehold improvements to the Premises have been constructed and installed for the benefit of Tenant in accordance with the terms and conditions set forth in Exhibit “B” to the First Amendment.

C.Tenant desires to take possession of and accept the Premises subject to the terms and provisions hereof.

NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements contained herein and in the First Amendment, Landlord and Tenant hereby expressly covenant, acknowledge and agree as follows:

1.Landlord and Tenant have fully completed the construction of tenant improvements, alterations or modifications to Suite 400 in accordance with Exhibit “B” to the First Amendment, and the Suite 400 Work is substantially complete. Suite 400 is tenantable and ready for immediate occupancy by Tenant and Landlord has no further obligation to install or construct any construction improvements, modifications or alterations to the Premises (including Suite 400).

2.The Expansion Date shall be November 1, 2018. The expiration date of the Lease shall be September 30, 2020.

3.Except as specifically set forth herein, as of the date of this Memorandum the Lease (as defined in the First Amendment) has not been modified, altered, supplemented, superseded or amended in any respect, except by the First Amendment. All terms, provisions and conditions of the Lease (as amended by the First Amendment) are and remain in full force and effect, and are hereby expressly ratified, confirmed, restated and reaffirmed in each and every respect.
IN WITNESS WHEREOF, this Memorandum is entered into by Landlord and Tenant to be effective on the date first set forth above.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Landlord:

FLDR/TLC Overton Centre, L.P.,
a Texas limited partnership

By:    FLDR/TLC Overton Genpar, LLC,
a Texas limited liability company, its general partner

By:
Name:
Title:

Tenant:

Elevate Credit Service, LLC,
a Delaware limited liability company

By:
Name:
Title:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED